EXHIBIT 31.1
CERTIFICATION PURSUANT TO 17 CFR 240.13(a)-14(a)
(SECTION 302 CERTIFICATION)
I, Alwin Tan, certify that:
1. I have reviewed this quarterly report on Form 10-Q of China Healthcare Acquisition Corp.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of China Healthcare Acquisition Corp., as of, and for, the periods presented in this report;
4. China Healthcare Acquisition Corp.’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for China Healthcare Acquisition Corp., and have:
a)	Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to China Healthcare Acquisition Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Evaluated the effectiveness of China Healthcare Acquisition Corp.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	Disclosed in this report any changes in China Healthcare Acquisition Corp.’s internal control over financial reporting that occurred during China Healthcare Acquisition Corp.’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, China Healthcare Acquisition Corp.’s internal control over financial reporting.
5. China Healthcare Acquisition Corp.’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to China Healthcare Acquisition Corp.’s auditors and the audit committee of China Healthcare Acquisition Corp.’s board of directors (or persons performing the equivalent functions):
a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect China Healthcare Acquisition Corp.’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in China Healthcare Acquisition Corp.’s internal controls over financial reporting.

Date: June 4, 2007	/s/ Alwin Tan
Alwin Tan, Chief Executive Officer